Exhibit 99.2

                           NOTE AND SECURITY AGREEMENT

         For value received, Whitewing Environmental Corp. of 730 Grand Avenue, Ridgefield, New Jersey, referred to as debtor, promises to pay to the order of Geoffrey Perry and Carol Dancer, referred to as secured party, pursuant to a payment allocation provided herein, One Hundred Seventy Three Thousand One Hundred Twenty One and 56/100 Dollars ($173,121.56), with interest thereon at the rate of seven and one half percent (7.5%) per annum.

1.  Payments

         Payment shall be made in thirty six equal monthly installments of Five Thousand Five Hundred Fifty Five and 56/100 Dollars ($5,555.56) each, except the final installment, which shall be for the balance then due on this note. Each installment is payable on the 1st day of each month, commencing on September 1, 2003. The attached amortization schedule shall be used to determine the amount of principal included in each payment.

         Payments shall be allocated as follows:

              Geoffrey Perry        56% or   $3,111.11
              Carol Dancer          20% or   $1,111.12
              Joanne McKinney       16% or   $  888.89
              Edwin Humphries        8% or   $  444.44

2.  Security

         To secure payment of this note debtor grants to secured party a security interest in one hundred (100) Shares of Advanced Recovery Solutions, Inc. Common Stock, which constitutes 50% of all issued and outstanding Shares. Debtor agrees that until this Note is paid in full, no additional shares shall be issued.

         Until default under this note and agreement, debtor shall have beneficial ownership of the shares and shall exercise all voting rights thereof, and shall otherwise use the shares in any lawful manner not inconsistent with this note and security agreement.

         For every two thousand five hundred dollars ($2,500.00) in principal payment made by the debtor, one (1) shares shall be released from escrow to debtor. Upon the delivery of the final payment, all shares shall be released to debtor.

         The parties acknowledge that there will not be a physical transfer of shares each time a payment is made. Rather, in the event of a default, the amount of principal paid pursuant to the attached amortization schedule shall be determined and the 100 shares shall be divided accordingly. Thus, if debtor made $25,000.00 in principal payments, 10 shares shall be released to the debtor and 90 shares returned to the secured party.

3.  Warranties

         Debtor warrants and agrees that:

         a. Debtor has, or immediately will acquire, full title to collateral, and shall keep collateral free of all liens and claims whatsoever, other than the security interest granted in this security agreement.

         b. Debtor will not sell, transfer, or otherwise convey any interest in collateral except with the prior, express, and written consent of secured party.

         c. Debtor will immediately give written notice to secured party of any change in the principal place of business of debtor.

         e. Collateral shall be kept at the address of debtor shown above and shall not be moved without the prior, express, and written consent of secured party.


4.  Reimbursement of Expenses

         Secured party may perform any obligation of debtor under this note and agreement that debtor fails to perform, and secured party may take any other action that secured party deems necessary for the maintenance or preservation of any of the collateral or the interest of secured party in such collateral. Debtor shall immediately reimburse secured party for all expenses incurred pursuant to and in connection with this provision.

5.  Delinquent Payments

         Debtor shall pay late charges of five percent (5%) on any installment more than 15 days delinquent.

6.  Default

         The occurrence of any of the following events shall constitute a default:

         a. Any material false or misleading statement, representation, or warranty of debtor in this note and agreement or in any other writing at any time furnished by debtor to secured party.

         b. Nonpayment of an installment 30 days past the payment due date.

         c. Insolvency of debtor, assignment for the benefit of creditors by debtor, or institution of any proceeding by or against debtor alleging that debtor is insolvent.

         d. Dissolution, merger, or consolidation of debtor, or transfer of a substantial part of its property.

7.  Remedies

         On any default under this agreement, secured party shall give notice of default to the debtor. Debtor shall then have 15 days to cure said default. If the debtor does not cure the default, the secured party shall have the option of demanding that all remaining installments on the note due and payable by issuing a written notice of default and demand for payment.

         If debtor does not make full payment within 15 days of receipt of the written notice of default and demand for payment, then the collateral shall be calculated and the correct number of shares forthwith released to secured party. Upon receipt of said shares by secured party, this note shall be cancelled.

         Debtor shall pay all costs incurred by secured party in enforcing its rights under this note and agreement, including reasonable attorney's fees.

         Any payment overdue more than 30 days will accrue interest at the rate of 2% per month.


8.  Waiver

         No delay by secured party in the exercise of any right under this note and agreement shall operate as a waiver of such right and no partial exercise by secured party of any right or remedy under this note and agreement shall preclude further exercise of such right or the exercise of any other right or remedy under this agreement.


9.  Construction

         Whenever possible, each provision of this note and agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any such provision shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this note and agreement.


10.  Binding effect

         The rights and privileges of secured party under this note and agreement shall inure to the benefit of its successors and assigns.


11.  Governing Law

         This agreement and all rights and obligations under this agreement, including matters of construction, validity, and performance, shall be governed by the law of the State of New Jersey.

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

WITNESS:

                                            Whitewing Environmental Corp.

/s/ Norman Raben                            By:  /s/ Joseph Bianco
----------------------------------          ------------------------------------
Norman Raben, Secretary                     Joseph Bianco, Chairman




                                            /s/ Geoffrey Perry
----------------------------------          ------------------------------------
                                            Geoffrey Perry



                                            /s/ Carol Dancer
----------------------------------          ------------------------------------
                                            Carol Dancer

Perry & Dancer to Whitewing - ARS Shares

Compound Period:  Monthly

Nominal Annual Rate:  7.500 %

CASH FLOW DATA

------- --------------- ------------------ ------------------ -------------- ------------- ------------------
        EVENT           DATE                          AMOUNT         NUMBER     PERIOD         END DATE
------- --------------- ------------------ ------------------ -------------- ------------- ------------------
1       Loan            03/01/2003                173,121.56              1
2       Payment         09/01/2003                  5,555.56             36    Monthly        08/01/2006



AMORTIZATION SCHEDULE - Normal Amortization

                                     DATE           PAYMENT          INTEREST          PRINCIPAL            BALANCE
----------------------- ------------------ ----------------- ----------------- ------------------ ------------------
                  Loan         03/01/2003                                                                173,121.56
                     1         09/01/2003          5,555.56          6,594.35          1,038.79-         174,160.35
                     2         10/01/2003          5,555.56          1,088.50           4,467.06         169,693.29
                     3         11/01/2003          5,555.56          1,060.58           4,494.98         165,198.31
                     4         12/01/2003          5,555.56          1,032.49           4,523.07         160,675.24
           2003 Totals                            22,222.24          9,775.92          12,446.32

                     5         01/01/2004          5,555.56          1,004.22           4,551.34         156,123.90
                     6         02/01/2004          5,555.56            975.77           4,579.79         151,544.11
                     7         03/01/2004          5,555.56            947.15           4,608.41         146,935.70
                     8         04/01/2004          5,555.56            918.35           4,637.21         142,298.49
                     9         05/01/2004          5,555.56            889.37           4,666.19         137,632.30
                    10         06/01/2004          5,555.56            860.20           4,695.36         132,936.94
                    11         07/01/2004          5,555.56            830.86           4,724.70         128,212.24
                    12         08/01/2004          5,555.56            801.33           4,754.23         123,458.01
                    13         09/01/2004          5,555.56            771.61           4,783.95         118,674.06
                    14         10/01/2004          5,555.56            741.71           4,813.85         113,860.21
                    15         11/01/2004          5,555.56            711.63           4,843.93         109,016.28
                    16         12/01/2004          5,555.56            681.35           4,874.21         104,142.07
           2004 Totals                            66,666.72         10,133.55          56,533.17

                    17         01/01/2005          5,555.56            650.89           4,904.67          99,237.40
                    18         02/01/2005          5,555.56            620.23           4,935.33          94,302.07
                    19         03/01/2005          5,555.56            589.39           4,966.17          89,335.90
                    20         04/01/2005          5,555.56            558.35           4,997.21          84,338.69
                    21         05/01/2005          5,555.56            527.12           5,028.44          79,310.25
                    22         06/01/2005          5,555.56            495.69           5,059.87          74,250.38
                    23         07/01/2005          5,555.56            464.06           5,091.50          69,158.88
                    24         08/01/2005          5,555.56            432.24           5,123.32          64,035.56
                    25         09/01/2005          5,555.56            400.22           5,155.34          58,880.22
                    26         10/01/2005          5,555.56            368.00           5,187.56          53,692.66
                    27         11/01/2005          5,555.56            335.58           5,219.98          48,472.68
                    28         12/01/2005          5,555.56            302.95           5,252.61          43,220.07
           2005 Totals                            66,666.72          5,744.72          60,922.00

                    29         01/01/2006          5,555.56            270.13           5,285.43          37,934.64
                    30         02/01/2006          5,555.56            237.09           5,318.47          32,616.17
                    31         03/01/2006          5,555.56            203.85           5,351.71          27,264.46
                    32         04/01/2006          5,555.56            170.40           5,385.16          21,879.30
                    33         05/01/2006          5,555.56            136.75           5,418.81          16,460.49
                    34         06/01/2006          5,555.56            102.88           5,452.68          11,007.81
                    35         07/01/2006          5,555.56             68.80           5,486.76           5,521.05
                    36         08/01/2006          5,555.56             34.51           5,521.05               0.00
           2006 Totals                            44,444.48          1,224.41          43,220.07

          Grand Totals                           200,000.16         26,878.60         173,121.56

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